Supplement to Prospectus

HC Strategic Shares

Dated November 1, 2011

HC Capital Trust

The date of this Supplement is March 23, 2012

The Growth Equity Portfolio: At a meeting, held on March 13, 2012, the Board of Trustees (the “Board”) for HC Capital Trust (the “Trust”) approved an amendment to the portfolio management agreement between Jennison Associates LLC (“Jennison”) and the Trust with respect to The Growth Equity Portfolio (the “Portfolio”). The amendment cannot take effect until approved by shareholders of the Portfolio. A meeting of the shareholders of the Portfolio is scheduled to be held on April 30, 2012.

The Intermediate Term Municipal Bond Portfolio: (From the Supplement filed on February 27, 2012) Effective immediately, James Welch will no longer serve as a portfolio manager for The Intermediate Term Municipal Bond Portfolio managed by Standish Mellon Asset Management Company LLC (“Standish”).

1.	The following replaces the “Portfolio Managers” section on page 38 of the Prospectus:

Standish:    Christine Todd and Daniel Marques have managed the Portfolio since December, 2009 and January, 2012, respectively.

2.	The following replaces the second paragraph under “Standish Mellon Asset Management Company LLC” in the “Specialist Manager Guide” on page 79 of the Prospectus:

Christine Todd and Daniel Marques are primarily responsible for the day-to-day management of The Intermediate Term Municipal Bond Portfolio’s assets. Ms. Todd is the President of Standish and division head of Tax Exempt Fixed Income and has been with Standish since 1995. Mr. Marques is a Director of Individual Portfolio Management and Senior Portfolio Manager for institutional accounts. He has been with Standish since 2000.

The Emerging Markets Portfolio: (From the Supplement filed on January 12, 2012) Effective immediately, Brad Aham will no longer serve as a portfolio manager for the portion of The Emerging Markets Portfolio managed by SSgA Funds Management, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement to Prospectus for HC Capital Trust